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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Primus Knowledge Solutions, Inc.:

We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP


Seattle, Washington
March 22, 2000